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EXHIBIT 10.18

                              ISLAND PACIFIC, INC.

                             LA JOLLA LEASE SUMMARY

Lease Date:                       February 27, 2007

Landlord:                         Protea La Jolla Corporate Center, LLC

Address of Landlord:              3250 Holiday Court, Suite 100
                                  La Jolla, CA 92037

Premises:                         Approximately 6,446 square feet

Premises Address:                 3252 Holiday Court, Suite 226
                                  La Jolla, CA 92037

Term:                             5 Years

Monthly Rent:                     April 1, 2007 - March 31, 2008      $17,726
                                  April 1, 2008 - March 31, 2009      $18,436
                                  April 1, 2009 - March 31, 2010      $19,173
                                  April 1, 2010 - March 31, 2011      $19,940
                                  April 1, 2011 - March 31, 2012      $20,738

Estimated Operating Expenses:     Excess over 2007 calendar year

Tenant's Percentage:              10.04%

Cash Security Deposit:            $20,738